                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06671

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   Two International Place, Boston, MA 02110
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global High Income Fund, Inc.

Annual Report to Stockholders

October 31, 2004

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High Income Fund, Inc.

Investment Objectives and Policies

seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

Scudder Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.ScudderGlobalHigh.com

or visit our Direct Link:

CEF.Scudder.com (Do not use www.)

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — LBF

Contents

Click Here Portfolio Management Review

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Other Information

Click Here Stockholder Meeting Results

Click Here Directors and Officers

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of the Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Brett Diment, portfolio management team leader, discusses Scudder Global High Income Fund's strategy and the market environment during the 12-month period ended October 31, 2004.

Q:  How did emerging-markets debt perform during the past year?

A:  Emerging-markets bonds performed well during the fund's reporting period. In our view, the asset class as a whole is currently in one of the most positive environments it has enjoyed for many years. Strong global growth — which contributed to an impressive rise in commodity prices as well as an increase in the quantity of exports from emerging-markets nations — helped a number of countries improve their fiscal positions.1 As a further positive, global interest rates remained low by historical standards. This made it less expensive for emerging countries to fund their debt, and it also helped fuel global demand for higher-yielding assets.

1 Higher commodity prices help bring more dollars into emerging-markets nations that sell them (since commodities generally trade in dollars). Higher revenues, in turn, help improve governments' fiscal positions — a positive for currencies.

In combination, these factors helped emerging-markets bonds provide steady gains from November 2003 through March 2004, and again from mid-May through the end of the period. The only significant downturn occurred during a six-week interval that ran from the beginning of April through the middle of May. During this time, investors grew cautious as the US Federal Reserve raised interest rates at roughly the same time as China's government took steps to cool China's overheating economy. Although these actions — which led to fears that the global economy would slow significantly — resulted in a sharp downturn, the asset class nevertheless was able to deliver solid, double-digit gains for the full year.

Q:  How did the fund perform within this context?

A:  For the 12 months ended October 31, 2004, the fund's cumulative total return based on net asset value was 16.94%, while its total return based on its share price, as listed on the New York Stock Exchange, was 12.50%, closing at $7.38 a share.

Q:  What is the overall philosophy guiding management of the portfolio?

A:  As we said, the backdrop for emerging-markets bonds is positive. However, yield spreads are once again near historic lows, which illustrates that much of the good news is already reflected in prices.2 At the same time, the low level of spreads shows that investors are not very concerned about risk, meaning that there is very little cushion for negative surprises (for example, a slowdown in global demand). We are therefore cautious on the outlook for the next six months. Accordingly, our core strategy remains one of managing risk in the portfolio, and focusing on assets that we believe benefit from positive underlying trends and that are the least expensive in terms of their valuations.

2 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on US Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

Q:  How is the fund positioned in Latin America?

A:  The continued improvement in Brazil's economy forms the basis for our position in the country's bond market. We own both dollar-denominated (sovereign) debt as well as the local currency — the real. Our position in the latter indicates a positive view on the currency in relation to the US dollar, and is a more direct expression of our positive assessment of Brazil's prospects.

The fund is positioned in a similar fashion in Argentina, where the portfolio holds debt denominated in dollars and holds a forward contract position in the peso. The dollar-denominated debt held in the fund is in default, meaning that the government failed to make its interest payments. We hold the defaulted debt since Argentina's government is currently in negotiations with bondholders to restructure the terms of these bonds, and we believe Argentina will improve its offer from current levels. If this proves to be the case, the price of the bonds would likely increase. In a debt restructuring, the issuer seeks to extend the maturity of the debt to avoid having to make immediate payments.

Elsewhere in the region, we hold a less favorable view on Colombia, where there was poor progress on fiscal reform, and on Peru, which experienced negative developments on the political front. We continued to reduce our position in Uruguay as the impressive rally took the bonds of this high-debt country to levels that we believe are above their underlying value. Ecuadorian bonds also performed strongly and with political noise increasing over a possible impeachment of President Gutierrez, we trimmed the fund's position.3 We channeled the proceeds of these sales into Venezuela. While the outlook for reform remains poor, we believe the current level of oil prices and calmer political climate after the recent referendum mitigates the risk of any significant negative change to its outlook.

The fund holds a position in Mexican local bonds as well. Though inflation rose this year, much of it is attributable to reduced agricultural supplies and the ramifications of high oil prices.4 The Bank of Mexico was proactive in stemming the effects of these temporary factors through interest-rate increases. Although more hikes may occur before the calendar year end, we believe this is more than offset by the fact that the country's longer-term bonds are offering attractive yields.5

3 An increase in a country's perceived political risk is a negative for its debt.

4 In the absence of a decrease in demand, reduced supplies should lead to higher prices.

5 High yields reflect the market's assessment that risks are high. We believe the market is overreacting to the inflation data, meaning that high yields in this situation represent a value.

6 By selling oil, Russia generates income in foreign currencies (such as US dollars), which counts as an asset that can offset the debt on its books.

Q:  What has been your approach in Emerging Europe and Asia (EMEA)?

A:  In EMEA, the fund holds positions in both the dollar-denominated and local currency debt of Turkey. We made a slight reduction to the fund's weighting in the sovereign debt, mainly to reduce overall portfolio risk in light of our greater caution on the emerging bond market as a whole. We have maintained a position in Turkish treasury bills (denominated in lira), but we have now hedged our position with respect to the currency. By hedging, we mean that we have invested in such a way that a decline in the value of the currency should not have an effect on fund returns. The basis for our position in Turkey is that the prospects for its accession to the European Union (EU) continue to improve. We expect that negotiations will begin next year, albeit with strict conditionality that the talks may be halted if Turkey makes a material reversal on the progress it has made in fulfilling the EU's criteria for accession.

The fund holds a position in Russia, where high oil prices have helped the country make a substantial increase of $6 billion in its foreign currency reserves, which represents a significant improvement to its balance sheet.6 This positive news more than offset concerns over the potential effect of government actions against the oil giant Yukos and the centralization of power in the Kremlin. At the current level of oil prices, Russia is likely, in our view, to become a net external creditor nation soon (meaning it will have more cash than debt). If this occurs, the bond rating agency Standard & Poor's is likely to upgrade Russia's debt to investment grade in the first half of 2005 at the latest. This would likely lead to a further decline in yield spreads (reflecting higher prices).

Elsewhere in the EMEA region, we maintain significant positions in the lower-risk credits of Romania and Bulgaria, both of which are on course to join the EU in 2007. We believe there is still room for further spread compression in both countries in the run-up to joining the EU.

In Asia, there was little progress regarding the required fiscal reform aimed at stabilizing the worsening debt dynamics in the Philippines, so we do not hold a favorable view on the country. We are not finding value in any of the Asian credits that make up the JP Morgan benchmark, including China, Indonesia, Malaysia, Pakistan and Thailand.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Summary as of October 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit CEF.Scudder.com for the product's most recent month-end performance.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	14.43	—	10.67	—	7.97	—
One Year	12.50	12.50	16.94	16.94	12.94	12.94
Three Year	85.84	22.94	90.87	24.04	58.70	16.64
Five Year	164.03	21.43	137.09	18.85	97.93	14.63
Ten Year	111.56	7.78	128.02	8.59	267.36	13.90
Per Share Information and Return[a]
	Yearly periods ended October 31

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Net Asset Value ($)	11.20	15.61	13.11	5.45	5.77	6.10	5.66	5.98	7.44	8.03
Income Dividends ($)	1.53	1.50	1.50	1.50	.60	.60	.65	.75	.61	.57
Capital Gains Distributions ($)	.15	—	2.92	—	—	—	—	—	—	—
Total Return (%) (a)	-3.46	55.81	14.03	-52.80	18.78	19.25	4.23	19.89	36.13	16.94

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

b The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 35.05%.

Portfolio Summary as of October 31, 2004

Asset Allocation	10/31/04	10/31/03

Sovereign Bonds	99%	98%
US Government Backed	1%	—
Loan Participations	—	2%
	100%	100%
Interest Rate Sensitivity (Excludes Cash Equivalents)	10/31/04	10/31/03

Fixed Rate Bonds	98%	83%
Floating Rate Bonds	2%	17%
	100%	100%
Geographical Diversification (Excludes Cash Equivalents)	10/31/04	10/31/03

Brazil	19%	18%
Russia	19%	21%
Turkey	11%	4%
Mexico	6%	2%
Ukraine	5%	5%
Venezuela	5%	9%
Bulgaria	4%	9%
Romania	4%	6%
Philippines	4%	2%
United States	2%	4%
El Salvador	—	5%
Other	21%	15%
	100%	100%

Asset allocation, interest rate sensitivity and geographical diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Investment Portfolio as of October 31, 2004

	Principal Amount ($) (d)	Value ($)

Bonds 125.6%
Argentina 3.9%
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	680,000	212,500
Series E, MTN, 7.0%, 3/18/2049* EUR	733,369	271,993
Series 2, MTN, 7.0%, 3/18/2049* EUR	438,988	162,812
9.25%, 10/21/2049* EUR	1,025,000	382,119
9.75%, 9/19/2027*	1,610,000	477,700
11.375%, 3/15/2010*	2,530,000	777,975
11.75%, 11/13/2026* EUR	388,582	146,602
12.0%, 9/19/2016* EUR	613,550	229,516
12.25%, 6/19/2018*	1,061,250	317,314
12.375%, 2/21/2012*	500,000	155,000
(Cost $2,505,938)		3,133,531
Brazil 24.2%
Federative Republic of Brazil:
8.875%, 10/14/2019	3,000,000	2,962,500
9.25%, 10/22/2010	430,000	460,745
10.0%, 8/7/2011	1,240,000	1,357,800
10.125%, 5/15/2027	100,000	106,450
11.0%, 2/4/2010 EUR	780,000	1,127,222
11.0%, 1/11/2012	2,140,000	2,439,600
11.0%, 8/17/2040 (b)	5,180,000	5,843,040
14.5%, 10/15/2009	3,900,000	5,011,500
(Cost $18,608,262)		19,308,857
Bulgaria 4.7%
Republic of Bulgaria, 8.25%, 1/15/2015 (b) (Cost $3,674,087)	3,000,000	3,751,200
Dominican Republic 1.9%
Dominican Republic:
9.04%, 1/23/2013	810,000	657,113
9.5%, 9/27/2006	1,000,000	878,750
(Cost $1,366,738)		1,535,863
Ecuador 1.2%
Republic of Ecuador, Step-up Coupon, 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030 (Cost $794,988)	1,100,000	921,250
Guatemala 3.6%
Republic of Guatemala:
Series REG S, 9.25%, 8/1/2013	500,000	558,750
Series REG S, 10.25%, 11/8/2011	2,000,000	2,335,000
(Cost $2,826,370)		2,893,750
Jamaica 3.6%
Government of Jamaica, 11.0%, 7/27/2012 (Cost $2,768,270) EUR	2,140,000	2,873,688
Kazakhstan 3.0%
Development Bank of Kazakhstan, Series E, 7.375%, 11/12/2013 (b) (Cost $2,336,595)	2,250,000	2,402,145
Mexico 7.9%
Mexican Fixed Rate Bonds, Series M-20, 8.0%, 12/7/2023 MXN	57,800,000	3,952,642
Pemex Project Funding Master Trust, 6.375%, 8/5/2016 EUR	1,800,000	2,376,836
(Cost $6,030,120)		6,329,478
Nigeria 0.8%
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010 (Cost $612,321)	696,426	665,000
Pakistan 2.9%
Republic of Pakistan, 6.75%, 2/19/2009 (Cost $2,343,367)	2,300,000	2,337,525
Peru 3.0%
Republic of Peru:
Series INTL, 7.5%, 10/14/2014 EUR	1,400,000	1,777,031
8.375%, 5/3/2016	300,000	312,750
9.125%, 2/21/2012	300,000	336,000
(Cost $2,350,132)		2,425,781
Philippines 5.2%
Republic of Philippines:
9.0%, 2/15/2013	1,400,000	1,410,500
Series REG S, 9.125%, 2/22/2010 EUR	900,000	1,191,295
9.375%, 1/18/2017	1,500,000	1,546,875
(Cost $4,167,809)		4,148,670
Romania 5.0%
Republic of Romania, 5.75%, 7/2/2010 (b) (Cost $3,771,004) EUR	2,900,000	3,968,427
Russia 23.5%
Aries Vermogensverwaltung GmbH:
Series B, 7.75%, 10/25/2009 EUR	5,000,000	6,956,384
Series C, 9.6%, 10/25/2014	2,250,000	2,631,825
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008 (b)	4,700,000	4,347,500
Series VII, 3.0%, 5/14/2011 (b)	5,900,000	4,875,170
(Cost $17,742,408)		18,810,879
Turkey 13.3%
Republic of Turkey:
Zero Coupon, 12/7/2005 TRL	3,100,000,000,000	1,670,545
10.5%, 1/13/2008	400,000	456,720
11.0%, 1/14/2013	1,000,000	1,233,750
11.75%, 6/15/2010	1,900,000	2,356,000
11.875%, 1/15/2030 (b)	3,590,000	4,900,350
(Cost $10,116,712)		10,617,365
Ukraine 6.2%
Government of Ukraine:
Series REG S, 6.875%, 3/4/2011	1,200,000	1,207,440
7.65%, 6/11/2013	3,650,000	3,753,295
(Cost $4,825,061)		4,960,735
United States 1.8%
US Treasury Bond, 7.5%, 11/15/2016 (Cost $1,424,338)	1,100,000	1,424,629
Uruguay 2.6%
Republic of Uruguay, 17.75%, 2/4/2006 (Cost $1,875,317) UYU	55,200,000	2,041,341
Venezuela 6.1%
Republic of Venezuela:
Floating Rate Note, LIBOR plus 1.00%, 3.09%**, 4/20/2011	600,000	522,000
10.75%, 9/19/2013	3,800,000	4,392,800
(Cost $4,622,169)		4,914,800
Vietnam 1.2%
Socialist Republic of Vietnam, Series 18YR, 4.0%**, 3/12/2016 (Cost $881,671)	1,000,000	923,450
Total Bonds (Cost $95,643,677)		100,388,364
	Shares	Value ($)

Cash Equivalents 0.4%
United States
Scudder Cash Management QP Trust, 1.80% (c) (Cost $316,199)	316,199	316,199
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $95,959,876) (a)	126.0	100,704,563
Other Assets and Liabilities, Net	(26.0)	(20,769,445)
Net Assets	100.0	79,935,118

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

** These securities are shown at their current rate as of October 31, 2004.

(a) The cost for federal income tax purposes was $96,008,185. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $4,696,378. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,822,991 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $126,613.

(b) Securities, or a portion thereof, subject to a financing transaction.

(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Principal amount stated in US dollars unless otherwise noted.

Currency Abbreviation
EUR	Euro	MXN	Mexican Peso
UYU	Uruguayan Peso	TRL	Turkish Lira

MTN: Medium Term Note

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $95,643,677)	$ 100,388,364
Investment in Scudder Cash Management QP Trust (cost $316,199)	316,199
Total investments in securities, at value (cost $95,959,876)	100,704,563
Foreign currency, at value (cost $141,394)	143,558
Receivable for investments sold	992,045
Unrealized appreciation on forward foreign currency exchange contracts	239,263
Interest receivable	1,877,669
Total assets	103,957,098
Liabilities
Payable for investments purchased	1,057,231
Payable for financing transactions	22,135,314
Unrealized depreciation on forward foreign currency exchange contracts	398,573
Net payable for closed forward foreign currency exchange contract	7,481
Accrued management fee	80,808
Other accrued expenses and payables	342,573
Total liabilities	24,021,980
Net assets, at value	$ 79,935,118
Net Assets
Net assets consists of: Undistributed net investment income	166,892
Net unrealized appreciation (depreciation) on: Investments	4,744,687
Foreign currency related transactions	(279,360)
Accumulated net realized gain (loss)	(54,030,247)
Paid-in capital	129,333,146
Net assets, at value	$ 79,935,118
Net Asset Value
Net asset value per share ($79,935,118 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Interest	$ 6,115,556
Interest — Scudder Cash Management QP Trust	48,826
Total Income	6,164,382
Expenses: Management fee	917,855
Services to shareholders	38,735
Custodian and accounting fees	173,265
Auditing	122,415
Legal	10,350
Directors' fees and expenses	116,980
Reports to shareholders	58,010
Interest expense	255,038
Stock exchange listing fees	21,252
Other	55,183
Total expenses, before expense reductions	1,769,083
Expense reductions	(647)
Total expenses, after expense reductions	1,768,436
Net investment income	4,395,946
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,629,149
Foreign currency related transactions	(1,357,719)
5,271,430
Net unrealized appreciation (depreciation) during the period on: Investments	2,214,303
Foreign currency related transactions	(360,105)
1,854,198
Net gain (loss) on investment transactions	7,125,628
Net increase (decrease) in net assets resulting from operations	$ 11,521,574

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended October 31, 2004
Cash Flows from Operating Activities
Investment income received	$ 5,503,056
Payment of expenses	(1,218,847)
Payment of interest expense	(334,128)
Proceeds from sales and maturities of long-term investments	237,613,604
Purchases of investments	(236,974,181)
Net change in short-term investments	97,483
Cash provided by operating activities	4,686,987
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	1,202,749
Distributions paid (net of reinvestment of distributions)	(5,753,070)
Cash used for financing activities	(4,550,321)
Increase (decrease) in cash	136,666
Cash at beginning of period	6,892
Cash at end of period*	$ 143,558
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 11,521,574
Net (increase) decrease in cost of investments	(19,175,336)
Net (increase) decrease in net unrealized appreciation (depreciation) on investments	(2,214,303)
(Increase) decrease in interest receivable	(598,996)
(Increase) decrease in receivable for investments sold	15,448,888
Increase (decrease) in payable for investments purchased	(761,514)
(Increase) decrease in net unrealized appreciation (depreciation) on open/closed forward foreign currency exchange contracts	251,213
Increase (decrease) in accrued expenses	215,461
Cash provided by operating activities	$ 4,686,987

* Includes foreign currency

Significant non-cash activity from market discount accretion and premium amortization in the amount of $62,330 has been excluded from the statement of cash flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income	$ 4,395,946	$ 5,495,930
Net realized gain (loss) on investment transactions	5,271,430	12,856,143
Net unrealized appreciation (depreciation) on investment transactions during the period	1,854,198	2,252,577
Net increase (decrease) in net assets resulting from operations	11,521,574	20,604,650
Distributions to shareholders from net investment income	(5,672,993)	(6,069,005)
Reinvestment of distributions	—	80,810
Increase (decrease) in net assets	5,848,581	14,616,455
Net assets at beginning of period	74,086,537	59,470,082
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $166,892 and $125,627, respectively)	$ 79,935,118	$ 74,086,537
Other Information
Shares outstanding at beginning of period	9,952,619	9,939,539
Shares issued to shareholders in reinvestment of distributions	—	13,080
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2004	2003	2002[c]	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$ 7.44	$ 5.98	$ 5.66	$ 6.10	$ 5.77
Income (loss) from investment operations: Net investment income[a]	.44	.55	.67	.77	.67
Net realized and unrealized gain (loss) on investment transactions	.72	1.52	.40	(.56)	.26
Total from investment operations	1.16	2.07	1.07	.21	.93
Less distributions from: Net investment income	(.57)	(.61)	(.75)	(.65)	(.60)
Total distributions	(.57)	(.61)	(.75)	(.65)	(.60)
Net asset value, end of period	$ 8.03	$ 7.44	$ 5.98	$ 5.66	$ 6.10
Market value, end of period	$ 7.38	$ 7.10	$ 5.57	$ 5.32	$ 5.06
Total Return
Per share net asset value (%)[b]	16.94	36.13	19.89	4.23	19.25
Per share market value (%)[b]	12.50	39.29	18.60	18.31	20.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	74	59	56	61
Ratio of expenses (excluding interest) (%)	1.98	2.03	2.09	2.09	1.89
Ratio of expenses (%)	2.31	2.28	2.73	3.04	2.47
Ratio of net investment income (%)	5.75	7.89	10.87	12.50	10.77
Portfolio turnover rate (%)	252	306	740	781	317

a Based on average shares outstanding during the period.

b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

c As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 11.01% to 10.87%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and the Fund retains any accrued interest during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $54,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($30,400,000), October 31, 2007 ($16,300,000) and October 31, 2009 ($7,300,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (54,000,000)
Net unrealized appreciation (depreciation) on investments	$ 4,696,378

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 5,672,993	$ 6,069,005

* For tax purposes short-term capital gains distributions are considered ordinary income distributions. Included in the Fund's distributions from ordinary income is $1,526,934 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position in the Fund's custodian bank at October 31, 2004.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments), aggregated $236,168,743 and $222,669,968, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 1.20% of the Fund's average weekly net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Manager, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Manager compensates DeAMIS out of the management fee it receives from the Fund.

In addition, for the year ended October 31, 2004, the Manager agreed to reimburse the Fund $647, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2004, the amount charged to the Fund by SISC aggregated $16,200, of which $5,400 is unpaid at October 31, 2004.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended October 31, 2004, the amount charged to the Fund by SSC aggregated $15,000, of which $5,000 is unpaid at October 31, 2004.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB") SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended October 31, 2004, the amount charged to the Fund by SFAC aggregated $73,685, of which $49,268 is unpaid at October 31, 2004.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Forward Foreign Currency Exchange Contracts

As of October 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
USD	792,112	ARS	2,370,000	1/27/2005	$ 2,743
USD	1,600,000	BRL	4,876,000	1/28/2005	40,508
BRL	2,426,380	USD	820,000	1/28/2005	3,656
USD	3,860,008	EUR	3,116,579	11/5/2004	125,710
USD	1,133,639	EUR	899,000	1/27/2005	16,036
MXN	17,350,000	USD	1,494,466	1/27/2005	14,824
USD	750,000	TRL	1,212,000,000,000	1/27/2005	35,786
Total unrealized appreciation					$ 239,263
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US $)
EUR	2,663,000	USD	3,297,833	1/27/2005	$ (107,713)
EUR	14,906,000	USD	18,822,998	1/27/2005	(239,432)
EUR	8,745	USD	11,133	1/27/2005	(51)
EUR	397,000	USD	506,381	1/27/2005	(1,317)
TRL	1,212,000,000,000	USD	746,443	1/27/2005	(39,343)
TRL	2,254,050,000,000	USD	1,450,669	1/27/2005	(10,717)
Total unrealized depreciation					$ (398,573)

As of October 31, 2004, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable/ (Payable) (US $)
RUB	21,641,000	USD	677,976	11/19/2004
USD	670,000	RUB	21,641,000	11/19/2004	$ 7,976
USD	227,742	EUR	178,000	1/27/2005
EUR	178,000	USD	224,775	1/27/2005	(2,894)
USD	577,688	EUR	453,000	1/27/2005
EUR	453,000	USD	560,990	1/27/2005	(16,696)
USD	554,734	EUR	439,000	1/27/2005
EUR	439,000	USD	558,867	1/27/2005	4,133
Total net receivable (payable)					$ (7,481)
Currency Abbreviations
ARS	Argentinean Peso	MXN	Mexican Peso	USD	US Dollar
BRL	Brazilan Real	RUB	Russian Ruble
EUR	Euro	TRL	Turkish Lira

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At October 31, 2004, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Agreement to Financing	Financing Liability	Weighted Average Maturity
UBS AG	$ 22,110,442	$ 22,135,314	28

The weighted average daily balance of financing agreements outstanding during the year ended October 31, 2004 was approximately $17,724,557. The weighted average interest rate was 1.44%. The maximum financing agreement liability outstanding during the year ended October 31, 2004 was $47,173,133.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Scudder Global High Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at October 31, 2004, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
December 21, 2004

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Investment Advisory, Management and Administration Agreement with the fund, DeIM has allocated all of the fund's portfolio for management by its affiliate, Deutsche Asset Management Investment Services Limited ("DeAMIS"). Both DeIM and DeAMIS are part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc. and Scudder Global Commodities Stock Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

DeAMIS, located at One Appold Street, London, England, is the fund's subadvisor. Under DeIM's supervision, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund.

Changes in Officers

On July 7, 2004, the Board of Directors appointed Kevin M. Gay as Assistant Treasurer of the fund, replacing Lucinda Stebbins, who resigned as Assistant Treasurer in connection with her retirement as a Director of the fund's investment manager on June 1, 2004.

On October 6, 2004, the Board of Directors elected Paul H. Schubert as Chief Financial Officer of the fund, replacing Charles A. Rizzo who remains as Treasurer of the fund. The Board of Directors also changed the titles of Bruce A. Rosenblum and John Millette, electing Bruce A. Rosenblum as Vice President and Secretary of the fund and John Millette as Assistant Secretary of the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Portfolio

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of August 3, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Net Asset Value

The fund's NAV is available daily on our Web site at www.ScudderGlobalHigh.com or visit our Direct Link CEF.Scudder.com (do not use www). The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of Scudder Global High Income Fund, Inc. (the "fund") was held on July 7, 2004, at the offices of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 280 Park Avenue, New York, NY 10017. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect two Directors of the fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Ronaldo A. da Frota Nogueira	8,946,641	194,699
Kesop Yun	8,955,278	186,062

Directors and Officers

The following table presents certain information regarding the Directors and Officers for Scudder Global High Income Fund, Inc. as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors also serves on the Boards of Scudder New Asia Fund, Inc., Scudder Global Commodities Stock Fund, Inc. and The Brazil Fund, Inc., and Messrs. Callander, Froewiss, Luers, Nogueria and Yun serve on the Board of The Korea Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Non-Interested Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (1931) Chairman 2004-present Director 1992-present	Retired; Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	5
Kenneth C. Froewiss (1945) Director 2001-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	5
William H. Luers (1929) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	5
Ronaldo A. da Frota Nogueira (1938) Director 1992-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA).	5
Susan Kaufman Purcell (1942) Director 1992-present	Vice President, Council of the Americas; Vice President, Americas Society; Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations.	4
Kesup Yun (1945) Director 2001-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	5
Interested Directors and Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[1] (1956) Vice Chairman and Director 2004-present

Managing Director of Deutsche Asset Management (2003 to present); Vice Chairman and Director of The Brazil Fund, Inc., Scudder Global Commodities Stock Fund, Inc., and Scudder New Asia Fund, Inc. (2004 to present); Vice President of Central European Equity Fund, Inc. (2003 to present ); Vice President of The Germany Fund, Inc. (2003 to present); Vice President of The New Germany Fund, Inc. (2003 to present) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Julian F. Sluyters (1960) President and Chief Executive Officer and Director 2004-present

Managing Director of Deutsche Asset Management (2004 to present); President and Chief Executive Officer of the Scudder Funds (2004 to present); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Paul H. Schubert (1963) Chief Financial Officer 2004-present

Managing Director, Deutsche Asset Management (2004 to present); Chief Financial Officer of the Scudder Funds (2004 to present). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Brett Diment[2] (1970) Vice President 2002-present	Managing Director of Deutsche Asset Management	n/a
Bruce A. Rosenblum[3] (1960) Vice President and Assistant Secretary 2002-present	Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds	n/a
Charles A. Rizzo[4] (1957) Treasurer 2002-present

Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
Kate Sullivan D'Eramo[4] (1957) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Kevin M. Gay[4] (1959) Assistant Treasurer 2004-present	Vice President of Deutsche Asset Management	n/a
Salvatore Schiavone[4] (1965) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
John Millette[4] (1962) Assistant Secretary 1999-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[4] (1962) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

2 Address: One Appold Street, London EC2A 2UU, England

3 Address: One South Street, Baltimore, Maryland

4 Address: Two International Place, Boston, Massachusetts

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder Global High Income Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert
J.Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         SCUDDER GLOBAL HIGH INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004              $99,900          $185             $11,900          $0
--------------------------------------------------------------------------------
2003              $99,200         $1,205            $11,100          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                 $453,907                 $0                    $0
--------------------------------------------------------------------------------
2003                 $662,457               $50,000                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to              Total
                                Adviser and            Non-Audit Fees
                               Affiliated Fund           billed to
                              Service Providers         Adviser and
                              (engagements related      Affiliated
                 Total         directly to the         Fund Service
                Non-Audit       operations and          Providers
  Fiscal       Fees Billed    financial reporting      (all other     Total of
   Year         to Fund          of the Fund)          engagements)   (A),(B)
   Ended
October 31,       (A)                  (B)                  (C)        and (C)
--------------------------------------------------------------------------------
2004            $11,900             $0                 $1,153,767     $1,165,667
--------------------------------------------------------------------------------
2003            $11,100          $50,000               $4,947,177     $5,008,277
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Kenneth C. Froewiss
(Chairman), Robert J. Callander, William H. Luers, Ronaldo A. da Frota Nogueira,
Susan Kaufman Purcell, and Kesop Yun.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various  proposals,  such as:

o        Shareholder  Rights -- The advisor  generally  votes against  proposals that restrict shareholder rights.

o        Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem  poison  pills,  and votes  "against"  the adoption of poison pills if they are submitted for shareholder  ratification.  The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor  generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third-party,  except for  proxies solicited by or with respect to investment companies for which the advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the advisor's  general  voting  positions on various proposals,  the advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual  practices of  the  public  companies  within  the  Deutsche  Bank  organization  or of the investment  companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The  advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee  should be recused from  participating in a  particular  proxy vote,  it will  inform the proxy  voting  committee.  If notified  that the advisor has a material  conflict,  or fewer than three voting members are eligible to  participate  in the proxy vote,  typically  the advisor will  engage an  independent  third  party to vote the proxy or follow the proxy
voting   recommendations   of  an   independent   third  party.   Under  certain
circumstances,  the advisor  may not be able to vote  proxies or the advisor may find  that the  expected  economic  costs  from  voting  outweigh  the  benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local  restrictions or customs.  The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

---------------------------------------------------------------------
                                        (a)           (b)

                                        Total Number  Average Price
Period                                  of Shares     Paid per Share
                                        Purchased*
---------------------------------------------------------------------

November 1 through November 30, 2003        0            $0
December 1 through December 31, 2003        0            $0
January 1 through January 31, 2004          0            $0
February 1 through February 29, 2004        0            $0
March 1 through March 31, 2004              0            $0
April 1 through April 30, 2004              0            $0
May 1 through May 31, 2004                  0            $0
June 1 through June 30, 2004                0            $0
July 1 through July 31, 2004                0            $0
August 1 through August 31, 2004            0            $0
September 1 through September 30, 2004      0            $0
October 1 through October 31, 2004          0            $0

---------------------------------------------------------------------
Total                                       0            $0
---------------------------------------------------------------------

------------------------------------------------------------------------------
                                            (c)                 (d)
                                        Total Number of     Maximum Number of
                                        Shares Purchased    Shares that May
Period                                  as Part of          Yet Be Purchased
                                        Publicly Announced  Under the
                                        Plans or Programs   Plans or Programs
------------------------------------------------------------------------------

November 1 through November 30, 2003               n/a               n/a
December 1 through December 31, 2003               n/a               n/a
January 1 through January 31, 2004                 n/a               n/a
February 1 through February 29, 2004               n/a               n/a
March 1 through March 31, 2004                     n/a               n/a
April 1 through April 30, 2004                     n/a               n/a
May 1 through May 31, 2004                         n/a               n/a
June 1 through June 30, 2004                       n/a               n/a
July 1 through July 31, 2004                       n/a               n/a
August 1 through August 31, 2004                   n/a               n/a
September 1 through September 30, 2004             n/a               n/a
October 1 through October 31, 2004                 n/a               n/a

------------------------------------------------------------------------------
Total                                              n/a               n/a
------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the 345 Park Avenue New
York, NY 10154

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global High Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global High Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ---------------------------